Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 18, 2026, by and among V OPCO, LLC (f/k/a VINCE, LLC), a Delaware limited liability company (the “Borrower”), the Guarantors signatory hereto, each Lender signatory hereto, each L/C Issuer signatory hereto, and BANK OF AMERICA, N.A., as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Agent, and the financial institutions from time to time party thereto as lenders (the “Lenders”) are parties to that certain Credit Agreement, dated as of June 23, 2023 (as amended by that certain First Amendment to Credit Agreement, dated as of January 22, 2025, and as further amended, restated, amended and restated, supplemented, modified, or otherwise in effect from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders agree to, and the Agent and the Lenders have expressed their willingness to, amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Definitions. Unless otherwise indicated, all capitalized terms used herein (including the preamble and the recitals) and not otherwise defined shall have the respective meanings provided to such terms in the Amended Credit Agreement.

SECTION 2. Amendment Effective Date Composite Amendment. On the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)
Clause (d) of the definition of Eligible Trade Receivables is hereby amended by amending and restating such clause in its entirety as follows:

“(d) except as set forth in the proviso hereto, all Accounts owed by an account debtor and/or its Affiliates together exceed twenty percent (20%) (or any other percentage now or hereafter established by the Agent for any particular account debtor) of the amount of all Accounts at any one time (the “Concentration Limit”) (but the portion of the Accounts not in excess of the applicable percentage may be deemed Eligible Trade Receivables, in the Agent’s Permitted Discretion), provided that the Concentration Limit for Accounts due from (w) Nordstrom (and its affiliates) shall equal fifty percent (50%), (x) TJX (and its Affiliates) shall equal thirty-five percent (35%), (y) Macy’s (and its Affiliates) shall equal thirty-five percent (35%), and (z) Saks Global (and its Affiliates) shall equal thirty percent (30%);”

(b)
Clause (j) of the definition of Eligible Trade Receivables is hereby amended by amending and restating such clause in its entirety as follows:

“(j) Accounts due from an account debtor which is the subject of any bankruptcy or insolvency proceeding, has had a trustee or receiver appointed for all or a substantial part

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of its property, has made an assignment for the benefit of creditors or has suspended its business, provided that the Agent, in its sole discretion, may, but shall not be obligated to, deem any such Account to be an Eligible Trade Receivable where the account debtor as to which such Account is due is operating as a debtor in possession in a case under chapter 11 of the Bankruptcy Code, and the Loan Parties’ claim under such Account is entitled to a super priority lien and/or administrative claim in such chapter 11 case;”

SECTION 3. Conditions to Effectiveness of Amendment. Section 2 of this Amendment shall become effective on the date that each of the following conditions shall have been satisfied (or waived in writing by the Agent) (the “Amendment Effective Date”):

(a)
the Agent shall have received this Amendment, duly executed and delivered by the Agent, each Loan Party and the Required Lenders;
(b)
the Borrower shall have paid, or substantially concurrently with the Amendment Effective Date, shall pay, any reasonable and documented fees, charges or disbursements of counsel for the Agent invoiced to the Borrower prior to the Amendment Effective Date; and
(c)
on the date hereof and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

SECTION 4. [Reserved].

SECTION 5. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Borrower and each other Loan Party represents and warrants to the Agent and the Lenders on and as of the Amendment Effective Date that, in each case:

(a)
all of the representations and warranties contained in the Amended Credit Agreement or the other Loan Documents are true and correct in all material respects on the Amendment Effective Date both immediately before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects after taking into account such qualification and (y) any representation or warranty made as of a specific date shall be true and correct in all material respects (or all respects after taking into account such qualification, as the case may be) as of such date); and
(b)
no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents; Ratification.

(a)
On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)
The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
(c)
The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as explicitly set forth herein, and (ii) nothing in this Amendment shall affect or limit Agent’s or the Lenders’ right to demand payment of liabilities owing from Borrower to Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Amended Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Amended Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Amended Credit Agreement or the other Loan Documents.
(d)
Each Loan Party hereby ratifies, and reaffirms each and every term, covenant, and condition set forth in the Amended Credit Agreement and the other Loan Documents to which it is a party effective as of the Amendment Effective Date.
(e)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts; Electronic Execution. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and that this Amendment, to the extent entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format), or an electronically signed signature page converted into another format, for transmission, delivery and/or retention. The Agent and each of the Loan Parties may, at its option, create one or more copies of this Amendment in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. This Amendment, if provided in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Agent, nor any L/C Issuer nor Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent, any L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any

Loan Party without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Agent or any Loan Party, any signature page hereto executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.

SECTION 9. Miscellaneous. Sections 10.15 and 10.16 of the Amended Credit Agreement are incorporated herein mutatis mutandis. This Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

V OPCO, LLC (F/K/A VINCE, LLC), as Borrower

By: /s/ Yuji Okumura

Name: Yuji Okumra

Title: Chief Financial Officer

VINCE INTERMEDIATE HOLDING, LLC, as a Guarantor

By: /s/ Yuji Okumura

Name: Yuji Okumura

Title: Chief Financial Officer

VINCE HOLDING CORP., as a Guarantor

By: /s/ Yuji Okumura

Name: Yuji Okumura

Title: CHief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as Agent, Swing Line Lender, L/C Issuer, and a Lender

By: /s/ Scott Klebanoff

Name: Scott Klebanoff

Title: Senior Vice President

[Signature Page to Second Amendment to Credit Agreement]